UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2011

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

CONSOL Energy Inc. (“CONSOL Energy” or the “Company”) as borrower and certain of its subsidiaries as guarantor loan parties (other than CNX Gas Corporation (“CNX Gas”) and its subsidiaries) entered into a new Amended and Restated Credit Agreement dated as of April 12, 2011 (the “Credit Agreement”) for a $1.5 billion senior secured revolving credit facility with certain lenders, PNC Bank, National Association as administrative agent, Bank of America, N.A. as syndication agent, The Bank of Nova Scotia, The Royal Bank of Scotland PLC and Sovereign Bank as co-documentation agents and PNC Capital Markets LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers. CNX Gas and its subsidiaries separately guaranteed the obligations under the Credit Agreement pursuant to an Amended and Restated CNX Gas Continuing Agreement of Guaranty and Suretyship dated as of April 12, 2011 (the “CNX Gas Guaranty Agreement”). The new senior secured revolving credit facility replaced the Company’s existing $1.5 billion senior secured revolving credit facility which had been entered into as of May 7, 2010 (the “Old Facility”).

CNX Gas, a wholly owned subsidiary of CONSOL Energy, and its wholly-owned subsidiaries entered into an Amended and Restated Credit Agreement dated as of April 12, 2011 (the “CNX Gas Credit Agreement”) for a $1.0 billion senior secured revolving credit facility with certain lenders, PNC Bank, National Association as administrative agent, Bank of America, N.A. as syndication agent, The Bank of Nova Scotia, The Royal Bank of Scotland PLC and Wells Fargo Bank, N.A. as co-documentation agents and PNC Capital Markets LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers. CONSOL and its subsidiaries that are loan parties under the Credit Agreement separately guaranteed the obligations under the CNX Gas Credit Agreement pursuant to a CONSOL Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of April 12, 2011 (the “CONSOL Guaranty Agreement”). The new CNX Gas senior secured revolving credit facility replaced CNX Gas’ existing $700 million revolving credit facility which had been entered into as of May 7, 2010 (the “CNX Gas Old Facility”).

Consol Energy Inc.

The Credit Agreement provides for a secured revolving credit facility (the “Credit Facility”) in an aggregate outstanding principal amount of up to $1.5 billion, including borrowings and letters of credit. In addition to refinancing all outstanding amounts under the Old Facility, borrowings under the Credit Facility may be used by CONSOL Energy for general corporate purposes.

Interest on outstanding indebtedness under the Credit Facility currently accrues, at the Company’s option, at a rate based on either:

the greater of (i) the federal funds open rate plus 0.5%, (ii) PNC Bank, National Association’s prime rate,

and (iii) the daily LIBOR rate plus 1.0%,

in each case, plus a margin ranging from 0.75% to 1.75%

or

the LIBOR rate plus a margin ranging from 1.75% to 2.75%.

The Credit Facility matures on April 12, 2016, and requires compliance with conditions precedent that must be satisfied prior to any borrowing as well as ongoing compliance with certain affirmative and negative covenants to which CONSOL Energy and most of its wholly-owned subsidiaries must adhere.

The affirmative covenants include, among others: (i) preservation of existence; (ii) payment of obligations, including taxes; (iii) maintenance of properties, insurance, leases, books and records, coal supply agreements and material contracts; (iv) compliance with laws; (v) use of proceeds; (vi) subordination of intercompany loans; (vii) anti-terrorism laws; and (viii) collateral.

The negative covenants of the Credit Facility include restrictions on the ability of CONSOL Energy and its subsidiary guarantors (excluding CNX Gas and its subsidiaries ) except in certain circumstances: (i) to create, incur, assume or suffer to exist indebtedness; (ii) to create or permit to exist liens on properties; (iii) to guaranty the debt of another party; (iv) to make loans or investments in excess of certain amounts except for permitted investments; (v) to make or pay dividends or distributions on CONSOL Energy common stock in excess of an annual rate of $0.40 per share unless certain conditions are met; (vi) to merge, liquidate, and dissolve to make acquisitions; (vii) to dispose of assets in excess of certain amounts subject to certain ordinary course and other exceptions; (viii) to deal with any affiliate except on fair and reasonably arm’s length terms; (ix) to create certain subsidiaries and joint ventures; (x) to engage in other businesses; (xi) to change fiscal year; (xii) other than the Company, to issue additional equity to any person other than the Company or the other loan parties; (xiii) to amend certificates of incorporation, bylaws, or other organizational documents; (xiv) to make prepayments on or amendments to the Company’s senior notes; (xv) to permit restrictions on upstream dividends and payments to loan parties; or (xvi) to enter into agreements inconsistent with the Credit Agreement and loan documents. In addition, the Company is obligated to maintain at the end of each fiscal quarter (x) a leverage ratio not greater than 4.75 to 1.0 through March 31, 2013 and from June 30, 2013 and thereafter 4.50 to 1.0, subject to adjustment for certain dispositions; (y) an interest coverage ratio equal to or greater than 2.5 to 1.0; and (z) a senior secured leverage ratio not greater than 2.0 to 1.0; all as calculated in accordance with the terms and definitions determining such ratios contained in Credit Agreement. The Credit Agreement also contains various reporting requirements.

The Credit Facility also contains customary events of default, including, but not limited to, a cross-default to certain other debt, breaches of representations and warranties, change of control events and breaches of covenants.

The obligations under the Credit Agreement are secured by substantially all of the assets of the Company and its subsidiaries (excluding CNX Gas and its subsidiaries and certain other subsidiaries) pursuant to the existing Amended and Restated Collateral Trust Agreement, as amended by the CONSOL Successor Agent Agreement, the Amended and Restated Pledge Agreement, the Amended and Restated Security Agreement, the Amended and Restated Patent, Trademark and Copyright Security Agreement, as well as various mortgages.

CNX Gas Corporation

The CNX Gas Credit Agreement provides for a secured revolving credit facility (the “CNX Gas Credit Facility”) in an aggregate outstanding principal amount of up to $1.0 billion, including borrowings and letters of credit. In addition to refinancing all outstanding amounts under the CNX Gas Old Facility, borrowings under the CNX Gas Credit Facility may be used by CNX Gas for general corporate purposes.

The availability under the CNX Gas Credit Facility, including availability for letters of credit, is generally limited to a borrowing base, which is determined by the required number of lenders in good faith by calculating a loan value of CNX Gas’ proved reserves and reducing that number by an equity cushion determined by the lenders required to approve the borrowing base.

Interest on outstanding indebtedness under the CNX Gas Credit Facility currently accrues, at CNX Gas’ option, at a rate based on either:

the greater of (i) the federal funds open rate plus 0.5%, (ii) PNC Bank, National Association’s prime rate,

and (iii) the daily LIBOR rate plus 1.0%,

in each case, plus a margin ranging from 0.5% to 1.5%

or

the LIBOR rate plus a margin ranging from 1.5% to 2.5%.

The applicable margin added to the underlying interest rate fluctuates based on the facility utilization percentage.

The CNX Gas Credit Facility matures on April 12, 2016, and requires compliance with conditions precedent that must be satisfied prior to any borrowing as well as ongoing compliance with certain affirmative and negative covenants to which CNX Gas and its wholly-owned subsidiaries must adhere.

The affirmative covenants include, among others: (i) preservation of existence; (ii) payment of liabilities, including taxes; (iii) maintenance of properties, insurance, intellectual property and books and records; (iv) compliance with laws, leases, pipeline arrangements and other material contractual obligations; (v) use of proceeds; (vi) subordination of intercompany loans; (vii) anti-terrorism laws; and (viii) collateral and access to title information.

The negative covenants of the CNX Gas Credit Facility include restrictions on the ability of CNX Gas and its subsidiary guarantors except in certain circumstances: (i) to create, incur, assume or suffer to exist indebtedness; (ii) to create or permit to exist liens on properties; (iii) to guaranty the debt of another party; (iv) to make loans or investments in excess of certain amounts except for permitted investments; (v) to make or pay any dividends or distributions to third parties in excess of certain amounts subject to certain conditions; (vi) to merge, liquidate, or dissolve; (vii) to dispose of assets in excess of certain amounts subject to certain ordinary course and other exceptions; (viii) to deal with any affiliate except on fair and reasonably arm’s length terms; (ix) creation of certain subsidiaries and joint ventures; (x) to engage in other businesses; (xi) to change fiscal year; (xii) other than CNX Gas, to issue additional equity to any person other than CNX Gas or its wholly-owned subsidiaries; (xiii) to amend certificates of incorporation, bylaws, or other organizational documents; (xiv) to enter into any hedging agreement other than those permitted by the CNX Gas Credit Agreement in the ordinary course of CNX Gas’ business; (xv) to sell, transfer or convey or voluntarily pool or unitize its proved reserves; (xvi) to permit restrictions on upstream dividends and payments to loan parties; or (xvii) to enter into agreements inconsistent with the CNX Gas Credit Agreement and loan documents. In addition, CNX Gas is obligated to maintain as of the end of each fiscal quarter a leverage ratio of not greater than 3.5 to 1.0 and an interest coverage ratio equal to or greater than 3.0 to 1.0, as calculated in accordance with the terms and definitions determining such ratios contained in CNX Gas Credit Agreement. The CNX Gas Credit Agreement also contains various reporting requirements.

The CNX Gas Credit Facility also contains customary events of default, including, but not limited to, a cross-default to certain other debt, breaches of representations and warranties, change of control events and breaches of covenants.

The obligations under the CNX Gas Credit Agreement are secured by substantially all of the assets of CNX Gas and its subsidiaries pursuant to the existing Amended and Restated Collateral Trust Agreement, as amended by the CNX Gas Successor Agent Agreement, the CNX Gas Pledge Agreement and the CNX Gas Security Agreement, as well as various mortgages.

General

Bank of America, N.A. and PNC Bank, National Association are the syndication agent and administrative agent, respectively, as well as lenders under both the Credit Agreement and the CNX Gas Credit Agreement and certain of the lenders under the CNX Gas Credit Agreement are also lenders under the Credit Agreement. PNC Bank, National Association also serves as administrator under the Amended and Restated Receivables Purchase Agreement with CONSOL Energy and certain of its subsidiaries, each as sub-servicers, dated as of April 30, 2007, as amended. The Bank of Nova Scotia, a lender under the Credit Agreement and the CNX Gas Credit Agreement, is an affiliate of the Bank of Nova Scotia Trust Company of New York, which serves as the indenture trustee with respect to CONSOL Energy’s 8.25% Senior Notes due 2020, 8% Senior Notes due 2017 and 6.375% Senior Notes due 2021.

The descriptions set forth above are not complete and are subject to and qualified in their entirety by reference to the complete text of the Credit Agreement, the CNX Gas Credit Agreement, the CNX Gas Guaranty Agreement, the CONSOL Guaranty Agreement and the other loan documents referenced herein, copies of which are filed herewith as exhibits and the terms of all of which are incorporated by reference.

The Credit Agreement, the CNX Gas Credit Agreement, the CNX Gas Guaranty Agreement and the CONSOL Guaranty Agreement, as well as the other documents referenced herein, are being filed herewith solely to provide investors and security holders with information regarding their terms. They are not intended to be a source of financial, business or operational information about CONSOL Energy, CNX Gas or any of their subsidiaries or affiliates. The representations, warranties and covenants contained in the Credit Agreement, the CNX Gas Credit Agreement, the CNX Gas Guaranty Agreement, the CONSOL Guaranty Agreement and the other documents referenced herein are made solely for purposes of those agreements and are made as of specific dates; are solely for the benefit of the parties thereto; may be made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of CONSOL Energy or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Credit Agreement, the CNX Gas Credit Agreement, the CNX Gas Guaranty Agreement, the CONSOL Guaranty Agreement and the other documents referenced herein, which subsequent information may or may not be fully reflected in public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit 2.1	Patent, Trademark and Copyright Assignment and Assumption dated as of April 12, 2011 between Wilmington Trust Company as assignor and PNC Bank, National Association as assignee.

Exhibit 2.2	Successor Agent Agreement dated as of April 12, 2011 among Wilmington Trust Company and David A. Varansky as existing agents, PNC Bank, National Association as Collateral Trustee and CONSOL Energy Inc. and certain of its subsidiaries.

Exhibit 2.3	Successor Agent Agreement dated as of April 12, 2011 among Wilmington Trust Company and David A. Varansky as existing agents, PNC Bank, National Association as Collateral Trustee and CNX Gas Corporation and certain of its subsidiaries.

Exhibit 10.1	Amended and Restated Credit Agreement dated as of April 12, 2011 among CONSOL Energy Inc., certain of its subsidiaries and the lender parties thereto.

Exhibit 10.2	CNX Gas Continuing Agreement of Guaranty and Suretyship dated as of April 12, 2011 by CNX Gas Corporation and certain of its subsidiaries.

Exhibit 10.3	Amended and Restated Credit Agreement dated as of April 12, 2011 among CNX Gas Corporation, certain of its subsidiaries and the lender parties thereto.

Exhibit 10.4	CONSOL Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of April 12, 2011 by CONSOL Energy and certain of its subsidiaries.

Exhibit 10.5	Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of April 12, 2011 among CNX Gas Company LLC and certain of its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ William J. Lyons
William J. Lyons
Executive Vice President & Chief Financial Officer

Dated: April 18, 2011

Exhibit Index

Exhibit 2.1	Patent, Trademark and Copyright Assignment and Assumption dated as of April 12, 2011 between Wilmington Trust Company as assignor and PNC Bank, National Association as assignee.

Exhibit 2.2	Successor Agent Agreement dated as of April 12, 2011 among Wilmington Trust Company and David A. Varansky as existing agents, PNC Bank, National Association as Collateral Trustee and CONSOL Energy Inc. and certain of its subsidiaries.

Exhibit 2.3	Successor Agent Agreement dated as of April 12, 2011 among Wilmington Trust Company and David A. Varansky as existing agents, PNC Bank, National Association as Collateral Trustee and CNX Gas Corporation and certain of its subsidiaries.

Exhibit 10.1	Amended and Restated Credit Agreement dated as of April 12, 2011 among CONSOL Energy Inc., certain of its subsidiaries and the lender parties thereto.

Exhibit 10.2	CNX Gas Continuing Agreement of Guaranty and Suretyship dated as of April 12, 2011 by CNX Gas Corporation and certain of its subsidiaries.

Exhibit 10.3	Amended and Restated Credit Agreement dated as of April 12, 2011 among CNX Gas Corporation, certain of its subsidiaries and the lender parties thereto.

Exhibit 10.4	CONSOL Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of April 12, 2011 by CONSOL Energy and certain of its subsidiaries.

Exhibit 10.5	Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of April 12, 2011 among CNX Gas Company LLC and certain of its subsidiaries.